WHIRLWIND MARKETING, INC.
                                STOCK OPTION PLAN


                                   ARTICLE I.

          SECTION 1.01  Purposes of Plan.  The purpose of this Stock Option Plan
                        ----------------
(the "Plan") is to promote the growth and general prosperity of Whirlwind Marketing, Inc., and its "subsidiary corporations" within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), if any, by permitting Whirlwind Marketing, Inc. to grant options to purchase shares of its $___ par value common stock (the "Common Stock"). Whirlwind Marketing, Inc. and such subsidiary corporations shall be referred to herein, collectively, as the "Company." The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and to provide key employees, non-employee directors and non-employee consultants with an additional incentive to contribute to the success of the Company. The Company intends that options granted to employees pursuant to the provisions of the Plan will quality as "incentive stock options" within the meaning of Section 422 of the Code ("Qualified Options"), unless an option, by its terms, would not qualify thereunder. The Plan also provides for the granting of non-incentive options to directors and consultants who are not employees ("Non-Qualified Options").

                                   ARTICLE II.

          SECTION 2.01 Administration. Prior to the effective date of an initial
                       --------------
registration of the Company's common stock under Section 12(g) of the Securities Exchange Act of 1934 (the "Act"), the Plan shall be administered by the board of directors of Whirlwind Marketing, Inc. (the "Board") or by a committee of the Board or any single director designated by the Board. On and after the effective date of such an initial registration, the Plan shall be administered by the Board or by a committee of the Board comprised solely of two or more "Non-Employee Directors," within the meaning of Rule 16b-3(b)(3)(ii) of the General Rules and Regulations under the Act, to whom administration of the Plan has been delegated by resolution of the Board. The Board, the committee, or single director, as the case may be, are hereafter referred to as the "Plan Administrator." Actions of the Plan Administrator, if comprised of more than one individual, shall be taken by a majority vote or by unanimous written consent.

          SECTION  2.02  Authority  of  Plan   Administrator.   Subject  to  the
                         -----------------------------------
provisions of the Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, (a) to construe and interpret the Plan, (b) to define the terms used herein, (c) to prescribe, amend, and rescind rules and regulations relating to the Plan, (d) to determine the individuals to whom options to purchase Common Stock shall be granted under the Plan, (e) to determine the time or times at which options shall be granted under the Plan, (f) to determine the number of shares of Common Stock subject to each option, the option price, the time or times at which the option shall be exercisable, and the duration of each option granted under the Plan, (g) to determine all of the other terms and conditions of options granted under the Plan, and (h) to make all other determinations necessary or advisable for the administration of the Plan and do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries. The Plan Administrator shall endeavor to ensure that option agreements entered into pursuant to the Plan which are intended to be Qualified Options meet all the requirements for incentive stock options described in Section 422 of the Code.

          SECTION  2.03  Terms,  Conditions  and Method of Grant.  The terms and
                         ---------------------------------------
conditions of options granted under the Plan may differ from one another as the Plan Administrator, in its absolute discretion, shall determine as long as all options granted under the Plan satisfy the requirements of the Plan. No individual who receives an option (the "Optionee") shall have any rights with respect to an option granted under the Plan unless the Optionee shall have executed and delivered to the Plan Administrator an option agreement. The option agreement shall be in the form and shall contain such provisions consistent with the Plan as the Plan Administrator shall deem advisable. The date of the option agreement shall be the date of granting the option to the Optionee for all purposes of the Plan. No option under the Plan shall be granted the exercise of which shall be conditioned upon the exercise of any other option under the Plan or any other plan.

                                  ARTICLE III.

          SECTION 3.01 Maximum  Number of Shares of Common Stock  Subject to the
                       ---------------------------------------------------------
Plan.  Subject to the provisions of Section 12.01, the maximum  aggregate number
----
of shares with respect to which options may be granted under the Plan is ____________________ (________) shares of authorized and unissued Common Stock. On and after the effective date of the initial registration of the Common Stock under Section 12(g) of the Act, the maximum aggregate number of shares of Common Stock that shall be subject to options granted under the Plan to any single Optionee during any calendar year shall be ___________________ (________). The maximum number of shares subject to the Plan may be adjusted pursuant to the provisions of Section 12.01 of the Plan. If any of the options granted under the Plan expire or terminate for any reason before they have been exercised in full, the unpurchased Common Stock subject to those expired or terminated options shall again be available for the purpose of the Plan.

                                   ARTICLE IV.

          SECTION 4.01 Eligibility and Participation.  Employees of the Company,
                       -----------------------------
whether or not directors of the Company, members of the Board, whether or not employees of the Company, and individuals providing consulting services to the Company in a non-employee capacity shall be eligible for selection by the Plan Administrator to receive options pursuant to the Plan.

                                   ARTICLE V.

          SECTION 5.01  Effective  Date and Term of Plan.  The Plan shall become
                        --------------------------------
effective upon its adoption by the Board, subject to approval of the Plan by the stockholders of the


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

Company, as provided in Section 14.01. The Plan shall continue in effect for a term of 10 years unless sooner terminated under Section 13.01.

          SECTION  5.02  Duration  of  Options.   Each  option  and  all  rights
                         ---------------------
thereunder granted pursuant to the terms of the Plan shall expire on the date determined by the Plan Administrator and set forth in the option agreement, but in no event shall any option granted under the Plan expire later than ten (10) years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in this Plan.

          SECTION 5.03 Purchase  Price.  The purchase price for shares of Common
                       ---------------
Stock acquired pursuant to the exercise (in whole or in part) of any option shall not be less than the fair market value of the stock at the time of the grant of the option. Fair market value shall be determined by the Plan Administrator on the basis of those factors it deems appropriate; provided that the Plan Administrators shall make a good faith effort to determine such fair market value in selecting such factors, and provided further, that if at the time the determination is made the Common Stock is admitted to trading on a national securities exchange, the fair market value of the shares shall be not less than the greater of (i) the mean between the high bid and asked prices reported for the Common Stock on that exchange on the day the option is granted or the most recent trading day preceding the date on which the option is granted or (ii) the last reported sale price reported for the Common Stock on that exchange on the day or most recent trading day preceding the date on which the option is granted. The phrase "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

          SECTION  5.04 Term and Purchase  Price of Option  Granted to More Than
                        --------------------------------------------------------
Ten Percent  Stockholder.  Notwithstanding  anything to the contrary in Sections
------------------------
5.02 and 5.03, if an option which is intended to be a Qualified Option is to be granted to an Optionee who at the time the option is granted owns (or under Section 424(d) of the Code is deemed to own) more than 10 percent of the total combined voting power of all classes of stock of the Company, (a) that option by its terms shall not be exercisable after the expiration of five years after the date that option is granted, and (b) the purchase price for shares acquired pursuant to the exercise (in whole or in part) of that option shall be at least 110 percent of the fair market value (as determined under Section 5.03) of the shares subject to the option at the time the option is granted.

          SECTION 5.05 Maximum  Amount of Options in Any Calendar  Year.  To the
                       ------------------------------------------------
extent that the aggregate fair market value of stock with respect to which options under this Plan and all other such option plans of the Company (or a parent or subsidiary as defined in Section 424 of the Code), and which would otherwise be Qualified Options, are exercisable for the first time by an Optionee in any calendar year exceeds $100,000, such options shall not be treated as Qualified Options. Nothing contained herein shall prohibit a grant of a Non-Qualified Option regardless of whether Qualified Options are granted to such person in such year.

                                   ARTICLE VI.

          SECTION  6.01  Exercise of Options by  Optionee.  Each option shall be
                         --------------------------------
exercisable in one or more installments during its term, and the right to exercise may be cumulative as


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

determined by the Plan Administrator. No option may be exercised for a fraction of a share of Common Stock and no partial exercise of an option may be for less than 1,000 shares, unless fewer than 1,000 shares which are exercisable remain subject to the option. In addition, no option may be exercised other than on a business day of the Company. The full purchase price of any shares purchased and the amount of federal, state and local withholding tax due in connection with the exercise, if any, shall be paid at the time of exercise of the option by a combination of cash, certified or cashier's check payable to the order of the Company, or wire transfer of readily available funds. Alternatively, the Plan Administrator, in its sole discretion, may grant an option which permits the Optionee to exercise the Option and satisfy the withholding tax due in connection therewith, if any, by means of either a payment described in the preceding sentence or (a) the Optionee's promissory note, (b) the surrender of other shares of Common Stock owned by the Optionee having a value equal to the purchase price of the Option and the withholding tax, (c) withholding from the total number of shares of Common Stock with respect to which the Option is exercised that number of shares having a value equal to the purchase price of the Option and the withholding tax, or (d) any combination of (a), (b) and (c).

          SECTION 6.02 Exercise of Options by Estate or  Beneficiaries.  Subject
                       -----------------------------------------------
to the provisions of Section 11.01, if an option shall have been transferred to an estate of an optionee, or to any beneficiary thereof who shall have acquired such option by bequest or inheritance by reason of the death of such optionee, the option shall be exercisable in the same manner as if exercised by such optionee pursuant to Section 6.01, above, subject to the limitations of Section 8.01, below.

          SECTION 6.03 Written Notice  Required.  Any option granted pursuant to
                       ------------------------
the terms of the Plan shall be considered exercised when written notice of that exercise, together with the investment representations described in Section 7.01, below, if any, have been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Upon receipt thereof in connection with the transfer of Common Stock pursuant to the exercise of a Qualified Option, the Company shall provide the Optionee with a written statement containing the information required by Section 6039(a) of the Code.

                                  ARTICLE VII.

          SECTION 7.01 Compliance with State and Federal Laws.  Shares of Common
                       --------------------------------------
Stock shall not be issued with respect to any option granted under the Plan unless the exercise of that option and the issuance and delivery of the Common Stock pursuant to that exercise shall comply with all relevant provisions of state and federal laws, rules and regulations, and the requirements of any stock exchange upon which the Common Stock may then be listed, and, in the discretion of the Plan Administrator, shall be further subject to the approval of counsel for the Company with respect to that compliance. If any law or any regulation of any federal or state body having jurisdiction shall require the Company or the optionee to take any action in connection with the shares specified in the optionee's notice, then the date for the delivery of the shares shall be postponed until the completion of the necessary action. The Plan Administrator also shall require (to the extent required by applicable laws, rules and regulations) an Optionee to furnish evidence satisfactory to the Company (including a written and signed representation


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

letter and a consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise) that the Common Stock is being purchased only for investment and without any present intention to sell or distribute the Common Stock in violation of any law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as may be required by applicable laws, rules and regulations.

                                  ARTICLE VIII.

          SECTION 8.01 Option Rights Upon  Termination  of Service.  An Optionee
                       -------------------------------------------
shall cease to be in the service of the Company ("Service") as of the date on which he is neither an employee of the Company nor a member of the Board. Upon an Optionee's termination of Service for any reason other than death, any option granted to him in his capacity as an employee or a member of the Board shall immediately terminate, unless an option agreement allows the option to be exercised (to the extent exercisable on the date of termination of Service) at any time within a specified period of time not greater than three months following the date of termination of Service, or, in the case of termination of Service on account of "disability" within the meaning of Section 22(e)(3) of the Code, within a specified period of time not greater than one year following the date of termination of Service. This Section 8.01 shall not apply with respect to an option granted to an Optionee in his capacity as a non-employee consultant to the Company.

                                   ARTICLE IX.

          SECTION 9.01 Option Rights upon Death.  Except as otherwise limited by
                       ------------------------
the Plan Administrator at the time of the grant of an option, if an Optionee dies while in Service, or within three months following his termination of Service, the unexercised portion of the option may be exercised by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution within one year after the date of death, but only to the extent that the Optionee was entitled to exercise the option at the date of death.

                                   ARTICLE X.

          SECTION  10.01  Privileges  of Stock  Ownership.  Notwithstanding  the
                          -------------------------------
exercise of any option granted pursuant to the Plan, no Optionee shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon the exercise of his or her option until the Optionee becomes a stockholder of record.

                                   ARTICLE XI.

          SECTION 11.01 Options Not  Transferable.  Options granted  pursuant to
                        -------------------------
the terms of the Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent or distribution any may be exercised during the lifetime of an Optionee only by that Optionee.



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


                                  ARTICLE XII.

          SECTION   12.01   Adjustments   for  Changes  in   Capitalization   or
                            ----------------------------------------------------
Organization;  Acceleration  of Right to Exercise  Option.  All options  granted
---------------------------------------------------------
pursuant to this Plan shall be adjusted in the manner prescribed by this Section.

          (a) If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares of Common Stock as to which options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares of Common Stock allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share of Common Stock or other unit of any security covered by the option.

          (b) Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger, combination or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, or of the transfer of substantially all of the assets or stock of the Company to another corporation, the Plan and any option theretofore granted hereunder shall terminate unless provision is made in writing in connection with that transaction for the continuance of the Plan and for the assumption of options theretofore granted hereunder, or the substitution for those options of new options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments, as determined or approved by the Plan Administrator, as to the number and kind of shares of stock subject to the substituted options and prices therefor, in which event the Plan and the options theretofore granted, or the new options substituted therefor, shall continue in the manner and under the terms so provided. For the purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of those shares shall not be more than the excess of the aggregate fair market value of the shares subject to the option immediately before the substitution or assumption over the aggregate option price of those shares, and the new option or assumption of the old option shall not give the Optionee additional benefits which the Optionee did not have under the old option.

          In the event of (i) such dissolution, liquidation, reorganization, merger, combination, consolidation or sale or transfer of assets or stock in which provision is not made in the transaction for the continuance of the Plan and for the assumption of options theretofore granted or the substitution for those options of new options covering the securities of a successor corporation or a parent or subsidiary thereof or, (ii) a difference between the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of those shares and the excess of the aggregate fair market value of the shares subject to the option immediately before the substitution or assumption over the aggregate option price of those shares, each Optionee (or that person's


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

estate or a person who acquired the right to exercise the option from the Optionee by bequest or inheritance) shall be entitled, prior to the effective date of the consummation of any such transaction, to purchase, in whole or in part, the full number of shares of Common Stock under the option or options granted to him or her which he or she would otherwise have been entitled to purchase during the remaining term of the option and without regard to any otherwise applicable exercise restrictions set forth in the option agreement. To the extent that any such exercise relates to stock that is not otherwise available for purchase through the exercise of the option by the Optionee at that time, the exercise shall be contingent upon the consummation of that dissolution, liquidation, reorganization, merger, combination, consolidation, or sale or transfer of assets or stock.

                                  ARTICLE XIII.

          SECTION  13.01  Termination  and  Amendment  of Plan.  The Plan  shall
                          ------------------------------------
terminate 10 years after the earlier of its adoption by the Board of Directors or its approval by the stockholders of the Company, and no options shall be granted under the Plan after that date; provided, however, that termination of the Plan shall not terminate any option granted prior thereto, and options granted prior to termination of the Plan and existing at the time of termination of the Plan shall continue to be subject to all the terms and conditions of the Plan as if the Plan had not terminated. Subject to the limitation contained in
Section 13.02, below, the Plan Administrator may at any time amend or revise the terms of the Plan (including the form and substance of the option agreements to be used hereunder), provided that no amendment or revision shall (i) increase the maximum aggregate number of shares of Common Stock provided for in Section
3.01 that may be sold pursuant to options granted under the Plan, except with the approval of the stockholders of the Company or except as required under the provisions of Section 12.01(a), (ii) permit the granting of an option to anyone other than as provided in Section 4.01, (iii) increase the maximum term provided for in Sections 5.02 and 5.04 of any option, or (iv) change the minimum purchase price for shares of Common Stock under Sections 5.03 and 5.04.

          SECTION 13.02 Prior Rights and Obligations.  No amendment,  suspension
                        ----------------------------
or termination of the Plan shall, without the consent of the Optionee, alter or impair any of that Optionee's rights or obligations under any option granted under the Plan prior to that amendment, suspension or termination.

                                  ARTICLE XIV.

          SECTION  14.01  Approval of  Stockholders.  Within 12 months after its
                          -------------------------
adoption by the Board, as provided by Section 5.01, the Plan must be approved by stockholders of the Company holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting. Options may be granted under the Plan prior to obtaining approval, subject to the limitations of Section 13.01, above, concerning the period during which options may be granted, but those options shall be contingent upon approval being obtained and may not be exercised prior to the receipt of that approval.

                                   ARTICLE XV.

          SECTION  15.01  Reservation  of Shares of Common  Stock.  The Company,
                          ---------------------------------------
during the term of the Plan, will at all times reserve and keep available a sufficient number of shares of Common Stock to satisfy the requirements of the Plan. The shares may be authorized but unissued shares of Common Stock, treasury shares, or a combination thereof.

                                  ARTICLE XVI.

          SECTION 16.01  Headings.  The headings of the Sections of the Plan are
                         --------
for convenience only and shall not be considered or referred to in resolving questions of interpretation.

                                  ARTICLE XVII.

          SECTION  17.01  Brokers'  Commissions.  No  commission  may be paid to
                          ---------------------
brokers on the sale by the Company to the optionee of Common Stock that is optioned and sold under the Plan.

                                 ARTICLE XVIII.

          SECTION 18.01 Adoption. The Plan has been adopted by a resolution duly
                        --------
adopted by the Board.

                                  ARTICLE XIX.

          SECTION 19.01 No Contract for Employment or other Service.
                        -------------------------------------------

          (a) Nothing contained in this Plan or in any Option granted hereunder shall be deemed to require the Company to continue the Optionee's Service or his appointment as a non-employee consultant, as the case may be. Except as may be provided in a written contract executed by a duly authorized officer of the Company and approved by the Board, if the Optionee is an employee of the Company, the Optionee shall at all times be an employee-at-will of the Company and the Company may discharge the Optionee as an emplyee at any time for any reason, with or without cause, and with or without severance compensation.

          (b) From time to time, the Company may distribute employee manuals or handbooks, and officers or other representatives of the Company may make written or oral statements relating to the Company's policies and procedures. Such manuals, handbooks and statements are intended only for the general guidance of employees. No policies, procedures or statements of any nature by or on behalf of the Company (whether written or oral, and whether or not contained in any formal employee manual or handbook) shall be construed to modify this Plan or the terms of any Option granted hereunder or to create express or implied obligations to the Optionee of any nature.


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




                                   ARTICLE XX.

          SECTION 20.01  Applicable Law. The Plan and Options granted  hereunder
                         --------------
shall be governed by the State of Nevada.


                                    * * * * *


          I, __________________, Secretary of Whirlwind Marketing, Inc., hereby certify that the foregoing Plan was approved by the directors of Whirlwind Marketing, Inc., at a duly convened meeting thereof held on ____________ __, ____, and by the shareholders of Whirlwind Marketing, Inc. at a duly convened meeting thereof held on ____________ __, ____.



                                          --------------------------------------
                                          signature                    date


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